EXHIBIT 10.7

Execution Copy

***Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.
This AMENDMENT NO. 3 DATED May 1, 2020 (“AMENDMENT NO. 3”), by and among BLUCORA, INC., a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors party hereto (the “Subsidiary Guarantors” and, together with the Borrower, the “Loan Parties”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and each Revolving Credit Lender party hereto to the Credit Agreement, dated as of May 22, 2017 (as amended by the First Amendment dated November 28, 2017 and Amendment No. 2 dated May 6, 2019 and as further amended or supplemented prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended pursuant to this Amendment No. 3, the “Amended Credit Agreement”), by and among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto, the Administrative Agent, and the other parties thereto.
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, all as hereinafter set forth;
WHEREAS, Section 10.01 of the Credit Agreement permits the amendments to the Credit Agreement pursuant to this Amendment No. 3 with the consent of the parties hereto.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment No. 3 becomes effective, refer to the Amended Credit Agreement. This Amendment No. 3 is a “Loan Document” as such term is defined under the Credit Agreement.
SECTION 2.Amendment of the Credit Agreement. Subject only to the satisfaction of the conditions set forth in Section 4(I) below, on the Amendment No. 3 Effective Date (as defined below), the Credit Agreement is hereby amended as follows (and, for the avoidance of doubt, each Revolving Credit Lender party hereto hereby consents to such amendments):
(a) The following definitions shall be, and hereby are, added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of May 1, by and among the Loan Parties, the Administrative Agent, and the Revolving Credit Lenders party thereto.
“Amendment No. 3 Effective Date” has the meaning assigned to such term in Amendment No. 3.
“Amendment No. 3 Relief Period” means the period commencing on the Amendment No. 3 Effective Date and ending on December 31, 2020.
“Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries and (b) the amount by which the aggregate Revolving Credit Commitments exceed the sum of (i) the Outstanding Amount of Revolving Credit Loans plus (ii) the Outstanding Amount of L/C Obligations.

(b) Section 4.02(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
         (iv) If, after giving effect to such Request for Credit Extension, the Revolver Usage would exceed (a) during the Amendment No. 3 Relief Period, $0 or (b) following the Amendment No. 3 Relief Period, 30% of the aggregate principal amount of the Revolving Credit Commitments, then, for each of clauses (a) and (b) above, the Borrower shall be in compliance on a Pro Forma Basis with the covenant set forth in Section 7.11; provided that from the Amendment No. 3 Effective Date until August 14, 2020, such compliance requirement shall only require that a Responsible Officer of the Borrower certify that the Borrower expects to be in compliance with Section 7.11 as of June 30, 2020.
(c) Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.11 Consolidated Total Net Leverage Ratio. Solely with respect to the Revolving Facility and solely if the aggregate principal amount of Revolving Loans and Letters of Credit (excluding Letters of Credit that have been Cash Collateralized) outstanding (the “Revolver Usage”) exceeds (a) on the last day of any calendar quarter during the Amendment No. 3 Relief Period, $0 or (b) on the last day of any calendar quarter following the termination of the Amendment No. 3 Relief Period, 30% of the aggregate principal amount of the Revolving Credit Commitments, for each of clauses (a) and (b) above, permit the Consolidated Total Net Leverage Ratio to exceed the applicable ratio set forth below opposite the applicable period set forth under the table below subject to the proviso immediately following such table:

Period	Consolidated Total Net Leverage Ratio
April 1, 2020 through June 30, 2020	5.75 to 1.00
July 1, 2020 through December 31, 2020	3.75 to 1.00
January 1, 2021 through September 30, 2021	3.25 to 1.00
October 1, 2021 through Latest Maturity Date	3.00 to 1.00
; provided, that the following clauses (i) and (ii) shall apply solely prior to December 31, 2020: (i) during the Amendment No. 3 Relief Period, solely for purposes of calculating the Consolidated Total Net Leverage Ratio for purposes of this Section 7.11, (A) the 10% and 15% limitations referred to in clause (a)(vi) of the definition of “Consolidated EBITDA” shall not apply to such clause and the corresponding references to clause (a)(vi) under the aggregate caps set forth under clauses (a)(iv), (a)(vii), and (a)(ix) of the definition of “Consolidated EBITDA” (and the corresponding provisions set forth in Section 1.09) shall not apply and (B) the 15% limitation referred to in clause (a)(vii) of the definition of “Consolidated EBITDA” shall not apply to such clause and the corresponding references to clause (a)(vii) under the aggregate caps set forth under clauses (a)(iv), (a)(vi), and (a)(ix) of the definition of “Consolidated EBITDA” (and the corresponding provisions set forth in Section 1.09) shall not apply and (ii) during the Amendment No. 3 Relief Period (x) the Borrower or any of its Restricted Subsidiaries shall not declare or make, directly or indirectly, any Restricted Payments in reliance on any of clauses (f) through (h) of Section 7.06 or (y) on the last day of any calendar quarter that Revolver Usage exceeds $0 permit Liquidity on such date to be less than $115,000,000.
SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 3, the Borrower hereby represents and warrants to the Administrative Agent and each Revolving Lender party hereto that, as of the Amendment No. 3 Effective Date:
(a) The representations and warranties of each Loan Party set forth in Article V of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment No. 3 Effective Date or on such earlier date, as the case may be.; and
(b) no Default or Event of Default exists on the Amendment No. 3 Effective Date after giving effect to the effectiveness of this Amendment.
SECTION 4.Effectiveness.
(I)  This Amendment No. 3 shall become effective on the first date on which the following conditions precedent are satisfied or waived (the “Amendment No. 3 Effective Date”):
i.Counterparts. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment No. 3 that, when taken together, bear the signatures of (1) each Loan Party, (2) the Administrative Agent and the Collateral Agent and (3) Revolving Credit Lenders constituting the Required Revolving Lenders.
ii.Fees and Expenses. The Borrower shall have paid (i) to the Administrative Agent in immediately available funds, all fees and expenses owing to the Administrative Agent and due and payable on the Amendment No. 3 Effective Date as separately agreed by such parties, [***] and (iii) to the extent invoiced prior to the Amendment No. 3 Effective Date, all reasonable and documented out-of-pocket expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, accrued through the Amendment No. 3 Effective Date.
iii.Representations and Warranties. The Representations and warranties of each Loan Party set forth in Section 3 of this Amendment shall be true and correct..
(II)  Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Revolving Credit Lender that has signed this Amendment No. 3 shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Revolving Credit Lender prior to the proposed Amendment No. 3 Effective Date specifying its objection thereto.
SECTION 5.Effect of this Amendment No. 3.
(a)Except as expressly set forth herein, this Amendment No. 3 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Lender or the Agents under, the Credit Agreement or any other Loan Document, and shall not, except as expressly set forth herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document. This Amendment No. 3 shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 3 Effective Date, the term “this Agreement” in the Credit Agreement or any reference to the Credit Agreement shall mean the Amended Credit Agreement.
SECTION 6.Reaffirmation. Each of the Borrower and each Guarantor identified on the signature pages hereto (collectively, the Borrower and such Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment No. 3 and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment No. 3 and the transactions contemplated hereby, and hereby confirms its respective guarantees, prior pledges and prior grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, after giving effect to this Amendment No. 3 and the transactions contemplated hereby, such guarantees, pledges and grants of security interests and all Liens in the Collateral granted under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties. Each of the Reaffirming Loan Parties hereby reaffirms its obligations under each provision of each Loan Document to which it is party.
SECTION 7.Liens Unimpaired. After giving effect to this Amendment No. 3, neither the modification of the Credit Agreement effected pursuant to this Amendment No. 3 nor the execution, delivery, performance or effectiveness of this Amendment No. 3 impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.
SECTION 8.Counterparts; Amendments. This Amendment No. 3 may neither be amended, nor may any provision hereof be waived, except pursuant to a writing signed by each of the parties hereto. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Amendment No. 3. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment No. 3 shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Amendment No. 3 (including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of Amendment No. 3 based solely on the lack of paper original copies of Amendment No. 3, including with respect to any signature pages hereto.
SECTION 9.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment No. 3 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 3.
SECTION 10.Governing Law; Jurisdiction, etc. This Amendment No. 3 shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 10.15 and 10.16 of the Credit Agreement shall apply to this Amendment No. 3, mutatis mutandis.
SECTION 11.Notices. All notices, requests and other communications provided for herein and under the Collateral Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Amendment No. 3) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with Section 10.02 of the Amended Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first written above.
BLUCORA, INC., as Borrower
By: /s/ Ann J. Bruder______________
        Name: Ann J. Bruder
        Title:  Secretary

GUARANTORS
AVANTAX HOLDINGS, INC.

By: /s/ Ann J. Bruder______________
        Name: Ann J. Bruder
        Title:  Secretary

TAXACT, INC.

By: /s/ Ann J. Bruder______________
        Name: Ann J. Bruder
        Title:  Secretary

PROJECT BASEBALL SUB, INC.

By: /s/ Ann J. Bruder______________
        Name: Ann J. Bruder
        Title:  Secretary

AVANTAX WM HOLDINGS, INC.

By: /s/ Ann J. Bruder______________
        Name: Ann J. Bruder
        Title:  Secretary

AVANTAX WEALTH MANAGEMENT, INC.

By: /s/ Christopher Rod
        Name: Christopher Rod
        Title: Treasurer
AVANTAX ADVISORY SERVICES, INC.

By: /s/ Christopher Rod
        Name: Christopher Rod
        Title: Treasurer
AVANTAX INSURANCE AGENCY, LLC,
a Texas limited liability company
By: /s/ Christopher Rod
        Name: Christopher Rod
        Title: Treasurer
AVANTAX INSURANCE AGENCY, LLC,
a Massachusetts limited liability company
By: /s/ Christopher Rod
        Name: Christopher Rod
        Title: Treasurer
AVANTAX INSURANCE AGENCY, LLC,
a Montana limited liability company
By: /s/ Christopher Rod
        Name: Christopher Rod
        Title: Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent
By: /s/ Christine Lathrop____________________
        Name: Christine Lathrop
        Title: Executive Director

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender
By: /s/ Christine Lathrop____________________
        Name: Christine Lathrop
        Title: Executive Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Credit Lender and an L/C Issuer
By: /s/ Doreen Barr_________________________
        Name: Doreen Barr
        Title: Authorized Signatory

By: /s/ Christopher Zybrick___________________
        Name: Christopher Zybrick
        Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION, as a Revolving Credit Lender
By: /s/ Jeff Kalinowski__________________________
        Name: Jeff Kalinowski
        Title: Senior Vice President

TRUST BANK, as successor by merger to SunTrust Bank, as a Revolving Credit Lender
By: /s/ Andrew Johnson__________________________
Name: Andrew Johnson
        Title: Managing Director